UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 10, 2018
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)

(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On April 10, 2018, Donna Shalala resigned from her position as a director of Lennar Corporation (the “Company”), effective as of that date, in order to pursue election as a Florida Representative to the United States House of Representatives. Dr. Shalala has been a valuable member of the Company’s Board of Directors, and the Company wishes Dr. Shalala the best in her future endeavors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 11, 2018, the Company held its 2018 Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting were as follows:

(1)	The following individuals were elected as directors to serve a one-year term expiring at the next Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-votes
Irving Bolotin	495,808,598	9,053,705	25,917,700
Steven L. Gerard	449,919,116	54,943,187	25,917,700
Theron I. “Tig” Gilliam	479,304,465	25,557,838	25,917,700
Sherrill W. Hudson	479,401,911	25,460,392	25,917,700
Sidney Lapidus	496,743,338	8,118,965	25,917,700
Teri P. McClure	479,294,668	25,567,635	25,917,700
Stuart A. Miller	502,313,075	2,549,228	25,917,700
Armando Olivera	503,201,187	1,661,116	25,917,700
Jeffrey Sonnenfeld	497,705,534	7,156,769	25,917,700
Scott Stowell	502,267,594	2,594,709	25,917,700

(2)
Stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2018. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining
527,752,038	2,803,096	224,869

(3)
Stockholders approved, on an advisory basis, the compensation of our named executive officers described in the Proxy Statement dated February 28, 2018 relating to the Company’s 2018 Annual Meeting of Stockholders. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
389,071,721	113,554,764	2,235,818	25,917,700

(4)	Stockholders did not approve a stockholder proposal regarding our common stock voting structure. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
183,410,909	320,785,806	665,588	25,917,700

(5)
Stockholders did not approve a stockholder proposal regarding providing holders an annual right to convert a limited amount of Class B common stock into Class A common stock. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
72,114,232	432,074,224	673,847	25,917,700

(6)	Stockholders did not approve a stockholder proposal regarding a limit on director tenure. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
5,318,839	498,584,952	958,512	25,917,700

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 12, 2018	Lennar Corporation

		By:	/s/ Diane Bessette
		Name:	Diane Bessette
		Title:	Vice President, Chief Financial Officer and Treasurer